UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2014

EXTERRAN HOLDINGS, INC.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 836-7000

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Appointment

On September 10, 2014, the board of directors (the “Board”) of Exterran Holdings, Inc. (“we”), appointed  Jon C. Biro, 48, as our Senior Vice President and Chief Financial Officer, effective September 22, 2014. From January  2008 to January 2014, Mr. Biro served as Executive Vice President and Chief Financial Officer of Consolidated Graphics, Inc., an international commercial printer previously listed on the New York Stock Exchange, until its acquisition by R.R. Donnelley & Sons Company earlier this year.

Prior to joining Consolidated Graphics in 2008, Mr. Biro held several executive positions with ICO, Inc., an international oilfield services and specialty polymers business previously traded on Nasdaq. He was Chief Financial Officer and Treasurer of ICO from April 2002 to January 2008 and served as its Interim Chief Executive Officer from July 2003 to February 2004. Mr. Biro was also a member of the ICO board of directors from 2003 to 2008.  Prior to being named Chief Financial Officer of ICO, Inc., Mr. Biro served as ICO’s Senior Vice President, Chief Accounting Officer and Treasurer and, prior to that, as its Controller. Prior to his employment with ICO, Mr. Biro was employed by PriceWaterhouse Coopers LLP.   Mr. Biro is a certified public accountant and received a B.A. from the University of Texas and M.S. of Accounting from the University of Houston.

Compensation Arrangements

On September 10, 2014, the Board’s compensation committee approved the terms of an offer letter to Mr. Biro setting his annual base salary at $420,000 and establishing his target 2014 bonus opportunity at 70% of his annual base salary, prorated for the portion of 2014 during which he serves as an executive officer.

In addition, the Board’s compensation committee anticipates granting Mr. Biro restricted stock valued at $500,000 under our 2013 Stock Incentive Plan (the “Plan”) on or shortly after his commencement of employment on September 22, 2014, which will vest in equal installments over three years. The terms of the Plan are incorporated herein by reference to Annex A to our Definitive Proxy Statement on Schedule 14A filed on March 19, 2013.

In connection with the commencement of his employment with us, it is expected that on September 22, 2014, Mr. Biro will execute (i) an indemnification agreement, the terms of which are substantially similar to the form of indemnification agreement filed as Exhibit 10.2 to our Current Report on Form 8-K filed on August 23, 2007, which exhibit is incorporated herein by reference, (ii) a change of control agreement, the terms of which are substantially similar to the form of change of control agreement filed as  Exhibit 10.57 to our Annual Report on Form 10-K for the year ended December 31, 2013, filed on February 26, 2014, which exhibit is incorporated herein by reference, and (iii) a severance benefit agreement, the terms of which are substantially similar to the form of  severance benefit agreement filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, filed on August 6, 2013, which exhibit is incorporated herein by reference.

Other than as disclosed herein, we do not have any agreement with Mr. Biro, either written or oral, that guarantees salaries, salary increases, bonuses or benefits. There are no other arrangements or understandings between Mr. Biro and any other person pursuant to which he was appointed as Senior Vice President and Chief Financial Officer. There are no family relationships between Mr. Biro and any executive officer or director of Exterran Holdings.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                                Description

99.1	Press Release of Exterran Holdings, Inc. dated September 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.

September 16, 2014	By:	/s/ DONALD C. WAYNE
Donald C. Wayne
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.                                Description

99.1	Press Release of Exterran Holdings, Inc. dated September 15, 2014